Employee Defined Contribution Plan	12 Months Ended
Dec. 31, 2020
Compensation And Retirement Disclosure [Abstract]
Employee Defined Contribution Plan
2 0 .	EMPLOYEE DEFINED CONTRIBUTION PLAN
Full time employees of the Group in the PRC participate in a government mandated defined contribution plan, pursuant to which certain pension benefits, medical care, employee housing fund, unemployment insurance and other welfare benefits are provided to employees. Chinese labor regulations require that the Group’s PRC entities make contributions to the government for these benefits based on certain percentages of the employees’ salaries. The Group has no legal obligation for the benefits beyond the contributions made. The total amount for such employee benefits, which was expensed as incurred, was RMB184,525, RMB210,236 and RMB118,523 for the years ended December 31, 2018, 2019 and 2020, respectively.